Changing Parameters portfolio

(a series of the Northern Lights Variable Trust)

Supplement dated September 29, 2017 (effective at the close of business)
to the Prospectus and the Statement of Additional Information dated May 1, 2017

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The Board of Trustees of Northern Lights Variable Trust (the “Trust”) has determined based, in part, on the recommendation of the Portfolio’s Adviser, Changing Parameters, LLC and the Adviser’s President, Howard Smith, that it is in the best interests of shareholders, and the Changing Parameters Portfolio (the “Portfolio”), a series of the Trust, that the Portfolio conclude operations. The Board has decided to close the Portfolio and redeem all remaining outstanding shares on November 9, 2017.

Effective September 29, 2017, the Portfolio will refrain from accepting purchases and will no longer pursue its stated investment objectives. The Portfolio will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Shares of the Portfolio are otherwise not available for purchase.

Prior to November 9, 2017, you may transfer your shares, in accordance with procedures established by the insurance companies in connection with your variable annuity and/or flexible premium variable life insurance contracts. Your transfer from the Changing Parameters Portfolio will have no federal income tax consequences. Please refer to the “Tax Consequences” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE PORTFOLIO PRIOR TO NOVEMBER 9, 2017 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE INSURANCE COMPANY ASSOCIATED WITH YOUR ACCOUNT. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR INVESTMENT ADVISOR, CHANGING PARAMETERS LLC, DIRECTLY OR THE PORTFOLIO AT 650-327-7705.

This Supplement and the existing Prospectus dated May 1, 2017, and the Statement of Additional Information dated May 1, 2017 provide relevant information for all shareholders and should be retained for future reference. The Prospectus, and its supplement and the Statement of Additional Information and its supplement have been filed with the Securities and Exchange Commission, and are incorporated herein by reference and can be obtained without charge by calling the Portfolio at 650-327-7705.